SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2004

COVALENT GROUP, INC.

(Exact name of issuer as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-21145 (Commission file number)	56-1668867 (I.R.S. Employer Identification Number)

One Glenhardie Corporate Center

1275 Drummers Lane

Suite 100

Wayne, Pennsylvania 19087

(Address of principal executive offices)

(610) 975-9533

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Covalent Group, Inc. Press Release dated March 10, 2004

Item 12.	Results of Operations and Financial Condition.

On March 10, 2004, Covalent Group, Inc. issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COVALENT GROUP, INC.

Date: March 11, 2004	By:	/s/ Kenneth M. Borow, M.D.

Kenneth M. Borow, M.D. President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99.1	Covalent Group, Inc. Press Release dated March 10, 2004